                       PROMISSORY NOTE

$3,500,000.00                                              January 28, 1998


     FOR VALUE RECEIVED, and intending to be legally bound hereby, MARK CENTERS LIMITED PARTNERSHIP (hereinafter called "Maker"), promises to pay to the order of ROYAL BANK OF PENNSYLVANIA (hereinafter called "Bank"), the sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00), with interest as hereinafter provided on the unpaid principal balance until paid, lawful money of the United States of America in immediately available funds, without setoff or defalcation, at the offices of Bank at 732 Montgomery Avenue, Narberth, Pennsylvania 19072 or such other address as Bank may designate by written notice to Maker.

     INTEREST: The unpaid balance shall bear interest as follows:
A floating rate per annum ("Floating Rate") equal to one and one-half percentage points (1.50%) in excess of the Prime Rate (as hereinafter defined). As used herein, "Prime Rate" shall mean the rate publicly announced by Bank from time to time as its prime rate. The Prime Rate may or may not be the lowest rate of interest charged to Bank s commercial borrowers. Interest shall be calculated on the basis of a 360 day year by multiplying the interest rate in effect by a fraction, the numerator of which is the actual number of days in the current billing period and the denominator of which is 360.

     PAYMENT TERMS: The principal sum and interest shall be paid by Maker to Bank as follows: Interest shall be due and payable commencing on March 1, 1998, and continuing on the first day of each month thereafter until February 1, 1999 (the "Maturity Date"), on which date all outstanding principal and accrued interest shall be due and payable in full. Maker shall be entitled to extend a Maturity Date for two (2) additional periods of six (6) months each; provided, however, that no Event of Default has occurred and is continuing. In the event Maker elects to extend the Maturity Date, interest shall continue to be due and payable on the first day of each month. Maker may exercise these extension options by written notice to Bank, not less than thirty (30) days prior to its then current Maturity Date, accompanied by an extension fee in an amount of $35,000.00.

<PAGE 2>
     If any payment hereunder is not paid when due and continues unpaid for a period of six (6) days thereafter, Maker agrees to pay to Bank, in addition to all amounts of principal and interest, a late charge of five cents ($.05) for each one dollar ($1.00) so overdue, or such lesser late charge as may be required by law, but in no event shall the late charge be less than $25.00. The late charge is imposed for the purpose of defraying the Bank's expenses incident to the handling of delinquent payments and is in addition to, and not in lieu of, the exercise by Bank of any rights and remedies hereunder, under the other Loan Documents or under applicable laws, and any fees and expenses of any agents or attorneys which Bank may employ. If after an Event of Default (as hereinafter defined), Bank elects to accelerate the maturity of this note and declare the entire debt due and owing immediately, Bank may, as an element of damages, continue to assess late charges against Maker pursuant to the late charge terms that have heretofore been set forth. Said late charges shall apply to each and every subsequent month (before or after acceleration) that payment is not made and shall compound at the Default Rate (as hereinafter defined).

     In order to secure payment of this Promissory Note (hereinafter called "Note") and all other obligations of Maker to Bank presently existing or hereafter arising or incurred (collectively, the "Obligations"), Maker hereby pledges to Bank and grants to Bank a security interest in and a continuing lien and right of setoff against, all property (real and personal, tangible and intangible) owned by Maker or in which Maker has any interest or any power of pledge, hypothecation or other disposition, which Bank shall have in its possession or control (including items in transit to Bank) at any time for any reasons whatsoever, including, but not limited to monies, deposit accounts, stocks, bonds, securities, mortgages, judgments, security interests, chattel paper, accounts, accounts receivable, contract rights, general intangibles, insurance policies, instruments, documents, motor vehicle titles, real estate, fixtures, goods, chattels, merchandise, inventory, equipment and all other items of like kind and type and all additions and accessions thereto and all proceeds therefrom (hereinafter called "Collateral"). The Bank shall have no duty or obligation with respect to the Collateral.




<PAGE 3>
     Maker agrees to comply with each and every covenant, condition and term set forth in this Note as well as all other documents (collectively, the "Loan Documents") given by Maker or any other Obligor (as hereinafter defined) to Bank and agrees that any default under any of the other Loan Documents shall also be an Event of Default hereunder. The terms and provisions of the other Loan Documents are incorporated herein by reference.
As used herein, the term "Obligor" means any Maker and any Guarantor, and the term "Guarantor" means any guarantor or surety of the Obligations of Maker to Bank existing on the date of this Note or arising in the future.

     Bank shall have the right at Maker s expense to audit Maker s books and records periodically including access to accounts receivable and payable as well as executory contract records. Maker agrees to provide Bank and to cause any Obligor to provide Bank with periodic financial statements as requested from time to time by Bank in form satisfactory to Bank.

     Upon the occurrence of any of the following events with respect to any Obligor, each of which shall constitute an "Event of Default" hereunder, the entire unpaid amount of principal and interest hereunder shall at the option of Bank become immediately due and payable, together with the prepayment fee described above, without notice or demand: (a) if payment of principal or interest, as aforesaid, is not paid when due, and continues unpaid for a period of fifteen (15) days thereafter; or (b) if at any time during the term of this Note, Maker does not pay principal and interest when due, but such payment is made after the fifteen (15) day period set forth in subparagraph (a) above, and such event occurs more than four (4) times during the term of this Note; or (c) if any Obligor defaults in the payment or performance of any other obligation to Bank or any other holder hereof; or (d) if any Obligor is unable to pay its debts as they mature or if any Obligor becomes insolvent or shall voluntarily suspend transaction of its business or operations; or (e) if any Obligor shall make an assignment for the benefit of creditors or file a voluntary petition to reorganize or to effect a plan or other arrangement with creditors or apply for or consent to the appointment of a receiver or trustee of all or part of its property; or (f) if any Obligor shall file an answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed pursuant to the Bankruptcy Code, as amended, or shall be adjudicated a bankrupt; or (g) if an order

<PAGE 4>
shall be entered approving an involuntary petition to reorganize any Obligor or to effect a plan or other arrangement with its creditors, or appointing a trustee or receiver of all or part of its property; or (h) if any Obligor shall institute liquidation, dissolution, merger or consolidation proceedings; or (i) if any Obligor dies or is incarcerated, or is adjudicated legally incompetent; or (j) if there is entered against any Obligor a judgment, levy or lien or if a writ or warrant of attachment, execution, garnishment, distraint, possession, or any similar process shall be issued by any court against all or a part of the property of any Obligor; or (k) if there is a taking of possession of a substantial part of the property of any Obligor at the instance of any governmental authority; or (l) if any Obligor fails to pay any income, excise, or other taxes of any nature whatsoever prior to the time that they become delinquent; or (m) if any information or signature heretofore or hereafter furnished to Bank by any Obligor in connection with any Obligations is materially false or incorrect; or (n) if any Obligor fails to timely furnish to Bank such financial and other information as Bank may reasonably request or require; or (o) if any Obligor fails to perform or comply with any agreement with Bank or to pay any obligation whatsoever to Bank when due; or (p) if Bank, in view of circumstances which in its commercially reasonable judgment it considers adequate, believes that the credit of any Obligor has become impaired or that a material adverse change has occurred in the financial condition of any Obligor.

     After an Event of Default, interest shall continue to accrue and be payable on demand at a rate equal to three percent (3%) per annum in excess of the interest rate which is otherwise payable hereon but not more than the maximum rate allowed by law (the "Default Rate"). The Default Rate shall apply retroactively to the first such Event of Default and shall continue until all Events of Default have been cured. Such interest shall accrue notwithstanding the entry or opening of any judgment and shall be added to and become part of the Obligations.

     Upon the occurrence of an Event of Default hereunder, Bank shall have all rights and remedies provided under all applicable law and shall be deemed to have exercised the same immediately upon the occurrence of any such event without notice or future action, irrespective of when any record of the same may thereafter be entered on Bank s books and Bank shall have and may

<PAGE 5>
exercise as to the Collateral all rights and remedies provided under the Uniform Commercial Code and under all other applicable laws; and Bank shall have the right, immediately and without further action by it, to setoff against this Note all money owed by Bank in any capacity to Maker, whether or not due, and also to setoff against all other obligations of Maker to Bank all money owned by Bank in any capacity to Maker, and Bank shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default even though such charge is made or entered on the books of Bank subsequent thereto. In addition thereto Bank may sell all or any part of any Collateral at private or public sale without advertisement or notice to or demand upon Maker or any other Obligor, or upon seven (7) days notice, if notice is required, and Bank may purchase the same or any part thereof at any such sale free of all trusts, claims or equity of redemption. Bank shall not be required to resort to any particular security or persons to enforce payment and Bank shall not be subject to any marshaling requirements or equities among the person(s) designated as Maker or among any other Obligors.

     No waiver of any default hereunder shall be construed as a waiver of any subsequent default, and the exercise of any right hereunder shall not waive the right to exercise such right thereafter.

     Maker, and each of them, does hereby authorize and empower the prothonotary or clerk or any attorney of any court of record, following the occurrence of an Event of Default, to appear for and to CONFESS AND ENTER A JUDGMENT OR JUDGMENTS against Maker or any one of them, in favor of Bank, its successors and assigns, and any other holder hereof, for which this, or a true copy hereof, shall be a sufficient warrant: (a) for such sums as are due and/or may become due under this Note and the other Loan Documents, and/or (b) in any action of replevin instituted by Bank to obtain possession of any Collateral securing any of the Obligations, with interest at the Default Rate as above provided and the prepayment fee, with reasonable attorneys fees added, and with costs of suit, at any one or more times after this Note becomes due, with or without declaration filed with release of all errors, and without stay of execution; and does hereby waive and release all relief from any and all appraisements, stay, exemption and homestead laws of any state, now in force or hereafter passed, and any right to except to, strike off, appeal

<PAGE 6>
from or open any judgment so entered; and further does waive the right of inquisition on any real estate that may be levied upon to collect this Note, hereby voluntarily condemns the same and authorizes the entry upon the writ of execution of such voluntary condemnation, and agrees that such real estate may be sold on a writ of execution. MAKER, AND EACH OF THEM, FURTHER WAIVES ALL RIGHT TO PRIOR NOTICE AND HEARING BEFORE ENTRY OF JUDGMENT. If a copy of this Note, verified by affidavit by Bank or someone on behalf of Bank, shall have been filed in such action, it shall not be necessary to file the original Note as a warrant of attorney.

     The authority and power to appear for and CONFESS JUDGMENT against Maker, and each of them, shall not be exhausted by the initial exercise thereof and may be exercised as often as Bank shall find it necessary and desirable and this Note shall be a sufficient warrant therefor. Bank may CONFESS one or more JUDGMENTS in the same or different jurisdictions for all or any part of the Obligations, without regard to whether JUDGMENT has theretofore been CONFESSED on more than one occasion for the same obligations. In the event any JUDGMENT CONFESSED against Maker, and each of them, is stricken or opened upon application by or on Maker s behalf for any reason, Bank is hereby authorized and empowered to again appear for and CONFESS JUDGMENT against Maker, and each of them, for any part or all of the Obligations, as provided for herein, if doing so will cure any errors or defects in such prior proceedings.

     MAKER ON BEHALF OF ITSELF AND ALL OBLIGORS HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY AND ALL RIGHTS MAKER MAY HAVE TO A TRIAL BY JURY, AND TO RAISE COUNTERCLAIMS IN CONNECTION WITH ANY LITIGATION ARISING OUT OF THIS NOTE OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF BANK AND/OR ANY OBLIGOR OR IN ANY LITIGATION IN WHICH ANY OBLIGOR AND BANK ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK S GRANTING THE LOAN(S) SUBJECT TO THIS NOTE.

     If any provision of this Note shall for any reason be held to be invalid or unenforceable, such provision shall not affect any other provision of this Note that can be given effect without such provision and this Note shall be construed as if such provision has never been contained herein.


<PAGE 7>
     This Note shall be binding upon the undersigned and their respective heirs, personal representatives, successors and assigns, and the benefits hereof shall inure to the benefit of Bank and its successors and assigns. If this Note is executed by more than one party, it shall be the joint and several obligations of all such parties.

     In the event that Bank engages an attorney to represent it in connection with (1) any alleged default by any obligor under any of the Loan Documents, (2) the enforcement, administration or modification of any of Bank s rights and remedies under any of the Loan Documents, (3) any potential and/or actual bankruptcy or other insolvency proceedings commenced by or against any obligor, and/or (4) any potential and/or actual litigation arising out of or related to any of the foregoing, the Loan Documents or any of the Obligations, then Maker shall be liable to and shall reimburse Bank, on demand for all attorneys fees, costs and expenses incurred by Bank in connection with any of the foregoing. Maker shall also be liable and shall reimburse Bank, on demand, for all other costs and expenses (including attorneys fees) incurred by Bank in connection with the collection, preservation and/or liquidation of any Collateral and/or in the enforcement of any Obligor s obligations hereunder and under any of the Loan Documents.

     Presentment for payment or acceptance, demand and protest, and notice of dishonor of payment or acceptance, notice of protest and notice of any renewal, extension, modification or change of time, manner, place or terms of payment are hereby waived by Maker. Any notice to Maker shall be sufficiently served for all purposes if placed in the mail addressed to, or left upon the premises of the address of Maker shown on the Bank s records. Bank may surrender this Note to any person paying the final installment or payment due hereunder, and may endorse or assign it to such person or his order without recourse.

     The parties agree and consent to the exclusive jurisdiction of the federal and state courts located in Pennsylvania in connection with any matters arising hereunder, including the collection and enforcement hereof, except as Bank may otherwise elect.


<PAGE 8>
     This Note shall be governed by the substantive laws of the Commonwealth of Pennsylvania.

Witness:                      MARK CENTERS LIMITED PARTNERSHIP
/s/ Alexander S. Kroll             By:  Mark Centers Trust,
                                   General Partner


                              By:  /s/ Joshua Kane,
                                       Senior Vice President and
                                       Chief Financial Officer